================================================================================


                              AVALON CAPITAL, INC.











                              Avalon Capital, Inc.
                               34 Chambers Street
                              Princeton, NJ 08542
                                  609-683-3916


================================================================================

================================================================================

                              AVALON CAPITAL, INC.









                                 ANNUAL REPORT

                                August 31, 1998


================================================================================

Avalon Capital, Inc. (the "Fund"), is a non-diversified closed-end investment company whose primary investment objective is to provide investors with long-term capital appreciation by investing in a portfolio of securities that possess fundamental investment value and may be purchased at a reasonable cost. To this end, the Fund applies the following investment principles:

         -- View each investment as a business

         -- Think independently

         -- Emphasize high returns

         -- Look for sustained business excellence

         -- Focus on businesses that consider shareholder interests

         -- Seek to pay a reasonable price

         -- Invest for the long term

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
Avalon Capital, Inc. features a Dividend Reinvestment and Cash Purchase Plan (the "Plan"), which allows shareholders to acquire additional shares directly from the Fund by automatically reinvesting dividends or making additional investments as often as each month. An Automatic Cash Investment feature allows investors to set up direct investments from a bank account on a regular monthly or quarterly basis. A more detailed description of the Plan appears on page 15 of this report and in the Fund's prospectus.

ADDITIONAL SALES OF SHARES
Avalon Capital, Inc. also has a unique interval feature which provides the opportunity for non-shareholders to buy shares directly from the Fund. Unlike most closed-end funds, which trade only over an exchange, Avalon Capital, Inc. may periodically sell additional shares with no sales commission and no minimum or maximum investment limit. The Fund currently makes such offerings on a calendar quarterly basis.

REPURCHASE OF SHARES
Avalon Capital, Inc. trades on the NASDAQ Small Cap Market System under the ticker symbol "MIST." To provide additional shareholder liquidity, each February the Fund offers to repurchase between 5 percent and 25 percent of its outstanding shares at the then-current net asset value. Before each repurchase offer, the Fund will establish a deadline for receiving repurchase requests no more than 14 days before the repurchase pricing date, which shall be the last business day of February. No less than 21 days and no more than 42 days before the repurchase request deadline, the Fund will give notice of the repurchase offer, including the repurchase request deadline, to each shareholder of record.

The Fund has also been authorized by its Board of Directors, in accordance with
Section 23(c) of the Investment Company Act of 1940, to repurchase its shares in the market from time to time as and when it is deemed advisable by the Fund.* Such purchases will be made at a price not above the market value or the net asset value, whichever is lower, at the time of such purchase. If such purchases are made at prices below net asset value, they will increase the net asset value of the remaining outstanding shares. Shares repurchased by the Fund are retired.

For additional information about Avalon Capital, Inc. or any of the above programs, please call the Fund at (609) 683-3916.


* Meeting of the Board of Directors, October 18, 1996.

================================================================================






                              AVALON CAPITAL, INC.

                                   DIRECTORS
                                William Endicott
                                Daniel E. Hutner
                              Nancy Watson Hutner
                                  Edward Rosen
                                  Donald Smith

                               INVESTMENT ADVISER
                        Hutner Capital Management, Inc.
                               34 Chambers Street
                              Princeton, NJ 08542

                                 ADMINISTRATOR
                          American Data Services, Inc.
                         The Hauppauge Corporate Center
                          150 Motor Parkway, Suite 109
                              Hauppauge, NY 11788

                                   CUSTODIAN
                                 Star Bank, NA
                               425 Walnut Street
                              Cincinnati, OH 45201

                                 LEGAL COUNSEL
                             Spitzer & Feldman P.C.
                                405 Park Avenue
                               New York, NY 10022

                            INDEPENDENT ACCOUNTANTS
                             Deloitte & Touche LLP
                           Two World Financial Center
                            New York, NY 10281-1414


                      INVESTOR INFORMATION: (516) 951-0500


     THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE AVALON CAPITAL, INC. FUND PROSPECTUS.



================================================================================

AVALON CAPITAL, INC.
================================================================================


--------------------------------------------------------------------------------
ANNUAL REPORT                                                   October 16, 1998
--------------------------------------------------------------------------------


Dear Shareholders,

For the fiscal year ended August 31, 1998, Avalon Capital, Inc.'s net asset value (NAV) rose from $13.35 to $14.98-- a gain of 12.21%. As of yesterday's close, NAV had risen to $16.01. Also, note that the stock market declined sharply from its record high on July 17 through the end of August, with the result that the August 31 NAV was near the low for the 1998 calendar year.

At the Fund's annual redemption at the end of February, 46,282 shares were redeemed. In addition, 15,411 new shares were sold through the Cash Purchase Plan and quarterly offerings during fiscal 1998.


DON'T BE A FOOL

From 1972 to 1974, the S&P 500 fell more than 45% in the worst bear market since the 1930s. The economy experienced a severe recession due in part to OPEC's quadrupling of oil prices, inflation soared, and the Watergate scandal led to the near-impeachment and resignation of a President. Amid all this doom and gloom, the shares of Berkshire Hathaway-- a little-known company in those days-- fell from a high of $80 to just $40 per share.

Of course, anybody who sold those shares back then because of worries about the declining financial markets or the poor state of the economy probably feels like a fool, today. As of last night's close, Berkshire Hathaway's shares sell for a price of $67,700-- a gain from the low in 1974 of 169,150%, or a 36.3% compounded annual return. A $10,000 investment at the low in 1974 would be worth $16.9 million, today.

The lesson for investors: pay attention to the long-term economic prospects of a business and ignore short-term factors, such as forecasts for the economy or the stock market. Over the long term, business growth creates wealth.

Take a look at the recent Forbes 400, and you'll see that most of the wealthiest Americans became that way through the long-term growth of a business such as Wal-Mart, Disney, Wrigley's, Coca-Cola, Nike, Dexter Shoe, Anheuser-Busch, The Gap, American International Group, the Indianapolis 500, and, of course, Berkshire Hathaway. These people didn't make the list because of superior macro-economic insights, ability to time the markets, or a knack for switching in and out of "hot" industry groups.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
SHAREHOLDER LETTER



================================================================================
In contrast, evidence suggests that small investors who try to time their investments-- often out of their fear of short-term market price volatility-- not only pay high taxes and commissions, but get mediocre investment returns as well. In effect, they end up like the investors who sold Berkshire Hathaway in 1974.


DO-IT-YOURSELF INVESTORS DRAMATICALLY UNDERPERFORM THE STOCK MARKET

A recent study analyzed a large sample of investors from January 1, 1984 to December 31, 1995 and found that those who were most influenced by market swings showed the poorest results. "Do-it-yourself" investors fared worst, with a total return for the eleven-year period of 98.6%, or less than a 6% annual compounded rate of return. This group reacts the most to market prices, largely because that is the information about their investments that is most readily available to them (i.e. through their account statements).

Investors who used brokers or financial advisers did somewhat better, with a cumulative total return of 114%. This group has access to more information. However, brokers and financial advisers may be influenced by commissions or the fear of losing clients.

Just how good were the returns of these two groups? During the same period, the S&P 500 index had a cumulative total return of 461%, producing a compound annual rate of return of 15.5% per year. In other words, the typical investor got a return that was only one quarter that of the S&P 500. And this astounding underperformance occurred during one of the most favorable stock markets of all time.

What caused these poor results? The authors of the study found that these investors bought and sold stocks, bonds, mutual funds, etc. at the wrong time based on reactions to market swings. And why did they make what seems like such an obvious mistake? They focused almost exclusively on the current market price of their investments and paid virtually no attention to their possible future value.


A LITTLE MATH THAT CAN MAKE YOU RICH

A little math will help explain the importance of this longer-term perspective. First, wealth is created over the long term through compound interest. You want your assets to compound at as high a rate as possible for as long as possible. As part of this strategy, you want to avoid expenses ( like commissions and taxes), because they will lower the base you are compounding on. You also need to avoid realized losses (panic selling), because they lock you into compounding from a lower base and force you to find another high-returning investment.

Capital that grows at 15% per year will quadruple in 10 years and grow 16-fold in 20 years. Capital that grows at 20% will increase 6.2 times in 10 years and 38 times in 20 years. In other words, a portfolio that is worth $1 million today, could be worth $16 million (at 15%) or $38 million (at 20%) in 20 years, if the owner of that portfolio can just keep the compounding process going.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
SHAREHOLDER LETTER



================================================================================
The best way to achieve such gains is to invest in a company, at a reasonable price, that has both a high growth rate of earnings (at least 15%) and predictable earnings (otherwise you'll never achieve the desired gains). I can assure you that there aren't many such companies and most investors don't own them. Furthermore, once you identify a likely candidate it is often very hard to buy its shares at an attractive price.

Once you own shares of such a company, it's a huge mistake to sell them. The reason is simple. If the shares are properly purchased at the right price, they are the rough economic equivalent of a bond that pays 15-20% or more per year. And if you owned such a bond, I doubt you would be eager to sell.


WHAT'S "IMPORTANT AND KNOWABLE"

Obviously you have to be certain that the earnings growth will occur at a reasonably high and consistent rate. And you need to have the skill to evaluate alternative investments over time that might offer higher returns as well as the ability to sell the shares if the economics of the business change for some unforeseen reason. But the most important element in investing this way is the ability to focus rationally on a projected future value-- and then totally ignore any other information and emotions, particularly short-term concerns, about a share's price or the direction of the market.

As Warren Buffett puts it, "We try to think about things that are both important and knowable. There are important things that are not knowable... And there are things that are knowable, but not important..." Likewise, our goal when we invest is to focus on what is important and knowable and that is the economics of a certain business and its likely prospects over the next decade. For example, it is likely that International Speedway will continue to add more seats at their racetracks, build more racetracks, sell more souvenirs, and raise ticket prices in excess of inflation; that Coca-Cola and Pepsi will sell billions more servings of soft drinks; and that Gillette will continue to sell increasing numbers of new and improved and more expensive razors and blades.

What isn't knowable is what the stock market is going to do tomorrow, or next week, or next month. Or what the economy is going to do over the short term. Furthermore, with our investment strategy, it really doesn't make much difference, except possibly to provide us with buying opportunities.

Our economic fate depends on the long-term business results of the companies we own. And despite all the fears about the Asia crisis, a slowing economy, and volatile financial markets, their long-term business prospects look as good as ever. We can confidently say that such crises have come and gone before-- for example in 1974. Back then, Berkshire Hathaway remained a superb investment even though its price fell by half. Today, our companies remain superb investments as well. If the prices of these companies were to decline further, the only mistake an investor following our strategy could make would be to sell shares or to fail to buy more.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
SHAREHOLDER LETTER

================================================================================

The following excerpt from Berkshire Hathaway's 1997 annual report describes how chairman and vice chairman Warren Buffett and Charlie Munger view market fluctuations. I recommend that you read and re-read it whenever you become concerned about stock price declines.




/S/ DANIEL E. HUTNER
-----------------------
Daniel E. Hutner
Chairman and President










--------------------------------------------------------------------------------

                  FROM THE CHAIRMAN'S LETTER TO SHAREHOLDERS,
                  1997 ANNUAL REPORT, BERKSHIRE HATHAWAY INC.

                     HOW WE THINK ABOUT MARKET FLUCTUATIONS

     A short quiz: If you plan to eat hamburgers throughout your life and are not a cattle producer, should you wish for higher or lower prices for beef? Likewise, if you are going to buy a car from time to time but are not an auto manufacturer, should you prefer higher or lower car prices? These questions, of course, answer themselves.

     But now for the final exam: If you expect to be a net saver during the next five years, should you hope for a higher or lower stock market during that period? Many investors get this one wrong. Even though they are going to be net buyers of stocks for many years to come, they are elated when stock prices rise and depressed when they fall. In effect, they rejoice because prices have risen for the "hamburgers" they will soon be buying. This reaction makes no sense. Only those who will be sellers of equities in the near future should be happy at seeing stocks rise. Prospective purchasers should much prefer sinking prices.

     For shareholders of Berkshire who do not expect to sell, the choice is even clearer. To begin with, our owners are automatically saving even if they spend every dime they personally earn: Berkshire "saves" for them by retaining all earnings, thereafter using these savings to purchase businesses and securities. Clearly, the more cheaply we make these buys, the more profitable our owners' indirect savings program will be.

     Furthermore, through Berkshire you own major positions in companies that consistently repurchase their shares. The benefits that these programs supply us grow as prices fall: When stock prices are low, the funds that an investee spends on repurchases increase our ownership of that company by a greater amount than is the case when prices are higher. For example, the repurchases that Coca-Cola, The Washington Post and Wells Fargo made in past years at very low prices benefitted Berkshire far more than do today's repurchases, made at loftier prices.

     At the end of every year, about 97% of Berkshire's shares are held by the same investors who owned them at the start of the year. That makes them savers. They should therefore rejoice when markets decline and allow both us and our investees to deploy funds more advantageously.

     So smile when you read a headline that says "Investors lose as market falls." Edit it in your mind to "Disinvestors lose as market falls --but investors gain." Though writers often forget this truism, there is a buyer for every seller and what hurts one necessarily helps the other. (As they say in golf matches: "Every putt makes someone happy.")

     We gained enormously from the low prices placed on many equities and businesses in the 1970s and 1980s. Markets that then were hostile to investment transients were friendly to those taking up permanent residence. In recent years, the actions we took in those decades have been validated, but we have found few new opportunities. In its role as a corporate "saver," Berkshire continually looks for ways to sensibly deploy capital, but it may be some time before we find opportunities that get us truly excited.

Copyright (C) 1998 By Warren E. Buffett. Reprinted with permission.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
SCHEDULE OF INVESTMENTS
AUGUST 31, 1998


================================================================================
 QUANTITY     SECURITY DESCRIPTION                                       VALUE
-----------   -------------------------------------------               ------

              COMMON STOCKS  (94.42%)
              BANKS-REGIOINAL (3.70%)
      1,200   M & T Bank Corp. ...............................     $   492,000

              BEVERAGES (23.54%)
      2,400   Anheuser-Busch Companies, Inc. .................         110,700
     40,400   Coca-Cola Company ..............................       2,631,050
     14,000   PepsiCo Inc. ...................................         387,625
                                                                   -----------
                                                                     3,129,375
                                                                   -----------
              COMMERCIAL & INDUSTRIAL SERVICES (1.89%)
     12,000   Servicemaster Company...........................         251,250

              CONSUMER PRODUCTS (1.36%)
      4,400   Gillette Company ...............................         180,950
                                                                   -----------
              DIVERSIFIED COMPANIES (9.10%)
         20   Berkshire Hathaway, Inc. * .....................       1,210,000
                                                                   -----------
              ENTERTAINMENT (8.71%)
     42,216   The Walt Disney Company ........................       1,158,302
                                                                   -----------
              FINANCIAL SERVICES (10.50%)
     17,900   American Express Company .......................       1,396,200
                                                                   -----------

              FOOD PRODUCTS (2.71%)
        160   Earthgrains Company ............................           4,400
      4,600   Wrigley (Wm) Jr. Company .......................         356,500
                                                                   -----------
                                                                       360,900
                                                                   -----------

              INSURANCE (9.55%)
     16,425   American International Group, Inc. .............       1,269,858
                                                                   -----------

              LEISURE/AMUSEMENT (4.20%)
     20,325   International Speedway Corporation .............         558,937
                                                                   -----------





--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
SCHEDULE OF INVESTMENTS
AUGUST 31, 1998


================================================================================
 QUANTITY     SECURITY DESCRIPTION                                       VALUE
-----------   -------------------------------------------               ------

              MINING (1.64%)
     16,000   Franco Nevada Mining, Ltd. .....................     $   217,879
                                                                   -----------

              MORTGAGE FINANCE (10.94%)
      9,200   Federal Home Loan Mortgage Corporation .........         363,400
     19,200   Fannie Mae .....................................       1,090,800
                                                                   -----------
                                                                     1,454,200
                                                                   -----------

              NEWSPAPER (2.40%)
      5,400   Gannett Company, Inc. ..........................         318,600
                                                                   -----------

              RESTAURANTS (4.17%)
      9,900   McDonald's Corporation .........................         555,019
                                                                   -----------

              TOTAL COMMON STOCKS (COST $7,899,342) ..........      12,553,470
                                                                   -----------

              OPTIONS (0.83%)
                      100 Coca-Cola Company/Put/Jan '99/75 ...         110,000
                       20 General Re Corp./Call/Sep '98/240 ..             500
                                                                   -----------
              TOTAL OPTIONS (COST $36,464) ...................         110,500
                                                                   -----------

              SHORT-TERM HOLDINGS (4.75%)
                    630,893 Star Treasury Fund (Cost $630,893)         630,893
                                                                   -----------

              TOTAL INVESTMENTS ( COST $8,566,699) ...........     $13,294,863
                                                                   ===========


              * Denotes non-income producing securities




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SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1998


================================================================================


ASSETS:
   Investments, at value (cost $8,566,699)....................     $ 13,294,863
   Interest, dividends and other receivables..................            5,264
   Organization costs, net....................................           43,590
   Other assets...............................................            3,901
                                                                   ------------

Total Assets..................................................       13,347,618
                                                                   ------------

LIABILITIES:
   Accrued advisory fee.......................................           13,173
   Accrued fees and other expenses............................           35,522
                                                                   ------------

Total Liabilities.............................................           48,695
                                                                   ------------

NET ASSETS....................................................     $ 13,298,923
                                                                   ============


COMPOSITION OF NET ASSETS :
   Paid-in capital............................................     $  8,572,579
   Accumulated net investment loss............................         (261,110)
   Accumulated net realized gains on investments..............          259,290
   Net unrealized appreciation on investments.................        4,728,164
                                                                   ------------

NET ASSETS....................................................     $ 13,298,923
                                                                   ============

SHARES OUTSTANDING............................................          887,855
                                                                   ============

NET ASSET VALUE PER SHARE (market value $15.63)...............     $      14.98
                                                                   ============

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SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 1998


================================================================================


INVESTMENT INCOME:
   Dividends..................................................      $   121,620
   Interest...................................................           10,498
                                                                    -----------
Total investment income.......................................          132,118
                                                                    -----------

EXPENSES:
   Advisory...................................................          147,374
   Administration.............................................           44,582
   Transfer agency............................................            6,163
   Auditing...................................................           22,150
   Legal......................................................           33,050
   Directors..................................................            3,531
   Custody....................................................            5,415
   Amortization of organization costs.........................           19,622
   Other......................................................           22,764
                                                                    -----------
Total expenses                                                          304,651
                                                                    -----------
NET INVESTMENT LOSS...........................................         (172,533)
                                                                    -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments...........................          268,655
   Net change in unrealized appreciation......................        1,451,666
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...............        1,720,321
                                                                    -----------

INCREASE IN NET ASSETS FROM OPERATIONS........................      $ 1,547,788
                                                                    ===========




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
STATEMENTS OF CHANGES IN NET ASSETS

================================================================================


                                                   FOR THE YEAR ENDED AUGUST 31,
                                                        1998             1997
                                                   ------------    ------------

FROM INVESTMENT ACTIVITIES:

     Net investment loss.........................  $   (172,533)   $    (87,632)
     Net realized gain (loss) on investments.....       268,655         (37,380)
     Net unrealized appreciation.................     1,451,666       2,859,839
                                                   ------------    ------------

Net increase in net assets resulting
    from operations..............................     1,547,788       2,734,827
                                                   ------------    ------------
CAPITAL SHARE TRANSACTIONS:
     Proceeds from sale of shares................       240,709         218,806
     Shares repurchased..........................      (759,014)       (863,866)
                                                   ------------    ------------

     Net decrease in net assets from
          capital share transactions.............      (518,305)       (645,060)
                                                   ------------    ------------

NET INCREASE  IN NET ASSETS......................     1,029,483       2,089,767
NET ASSETS:
Beginning of year................................    12,269,440      10,179,673
                                                   ------------    ------------

End of year......................................  $ 13,298,923    $ 12,269,440
                                                   ============    ============

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SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
FINANCIAL HIGHLIGHTS

================================================================================

SELECTED DATA FOR A SHARE OUTSTANDING DURING THE PERIOD





                                                                              November 20, 1995*
                                                For the year ended August 31,       through
                                                       1998            1997     August 31, 1996
                                                ----------------------------- ------------------

Beginning net asset value per share..............     $13.35          $10.51        $10.00

Net investment loss..............................      (0.19)          (0.09)          --
Net realized and unrealized gain on securities...       1.82            2.93          0.60
Distribution from net investment income..........        --             --           (0.04)
Offering cost....................................        --             --           (0.05)
                                                      ------          ------        ------
Ending net asset value per share.................     $14.98          $13.35        $10.51
                                                      ======          ======        ======
Ending market value per share....................     $15.63          $13.75        $10.88
                                                      ======          ======        ======
Ratios to average net assets:
     Expenses....................................       2.11%           2.22%         3.14%**
Total return:
     Based upon net asset value..................      12.21%          27.02%         5.48%
     Based upon market value.....................      13.67%          26.38%         9.18%
Portfolio turnover rate..........................       7.00%           8.89%         0.00%
Net assets at end of period (000's omitted)......    $13,299         $12,269       $10,180


*  Commencement of operations
** Annualized





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SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1998


================================================================================

1. ORGANIZATION

Avalon Capital, Inc. (the "Fund") was incorporated in Maryland on March 14, 1995, as a non-diversified, closed-end management investment company. The Fund had no operations until September 6, 1995, when it sold 10,000 shares of common stock for $100,000 to Avalon Partners, L.P. Investment operations commenced on November 20, 1995.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following information:

         SECURITY VALUATION- Securities held by the Fund for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services. If no sales are reported, the mean of the last bid and ask price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Board of Directors. Short-term securities having a maturity of 60 days or less are valued at amortized cost.

         INTEREST AND DIVIDEND INCOME AND DIVIDENDS TO SHAREHOLDERS- Interest income is accrued as earned. Dividend income is recorded on ex-dividend date. Dividends to shareholders from net investment income are declared and paid annually. Net capital gains are distributed to shareholders at least annually. Distributions from net investment income and realized capital gains are based on amounts calculated in accordance with applicable income tax regulations. Any differences between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are primarily attributable to organizational cost and the recognition of unrealized loss on options. Discounts on Treasury Bills purchased are amortized over the life of the respective securities.

         ORGANIZATIONAL COSTS- The Fund incurred costs in connection with its organization in the amount of $98,157. These costs have been capitalized and are being amortized using the straight-line method over a five year period beginning on the commencement of the Fund's investment operations.

         FEDERAL INCOME TAX- The Fund intends to qualify as a regulated investment company and distributes all of its taxable income. Therefore, no Federal income tax provision is required.

3. ADVISORY , SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The investment adviser to the Fund is Hutner Capital Management, Inc. (the "Adviser"). The Adviser receives an advisory fee from the Fund at an annual rate of 1% of the average weekly net assets of the Fund. The administrator of the Fund is American Data Services, Inc. ("ADS"). Pursuant to an Administration Agreement, ADS receives a fee equal to the greater of an annual rate of .10% of the average weekly net assets of the Fund or $44,400 per year . ADS also provides fund accounting services to the Fund pursuant to the administration agreement under which it receives no fees.

American Stock Transfer & Trust Co. serves as the Fund's transfer agent and dividend disbursing agent, for which it receives a fee of $6,000 per year plus certain shareholder account fees.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1998

================================================================================

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales (excluding short-term investments) during the year ended August 31, 1998, amounted to $993,366 and $2,212,109, respectively. The cost basis of securities for Federal income tax purposes is the same as for financial accounting purposes. Gross unrealized appreciation and depreciation as of August 31, 1998 was $4,773,934 and $45,770, respectively.

Realized gains and losses on investments sold are recorded on the basis of identified cost.

5. CAPITAL SHARE TRANSACTIONS

There are 100 million shares of $.001 par value common stock authorized. The Fund has a Dividend Reinvestment and Cash Purchase Plan (the "Plan") pursuant to which shareholders have dividend payments or other distributions invested in additional shares of the Fund. Participants in the Plan may also make additional cash investments in shares of the Fund on a monthly basis. During the year ended August 31, 1998, the Fund issued 11,617 shares in connection with the Plan. The Fund annually makes offers to holders of its stock to repurchase not less than 5% nor more than 25% of its stock pursuant to rule 23c-3 under the Investment Company Act of 1940. On February 27, 1998, the Fund redeemed 46,282 shares in connection with its annual repurchase of shares. On a calendar quarter basis, the Fund may offer to sell additional shares to current shareholders and other investors who are not currently shareholders. The Fund issued 2,184 shares on September 30, 1997 and 1,610 shares on June 30, 1998.




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AVALON CAPITAL, INC.
INDEPNEDENT AUDITORS' REPORT

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BOARD OF DIRECTORS AND SHAREHOLDERS OF
AVALON CAPITAL, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Avalon Capital, Inc. (the "Fund") as of August 31, 1998, and the related statements of operations and of changes in net assets, and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Avalon Capital, Inc. as of August 31, 1998, and the results of its operations, changes in its net assets and the financial highlights for each of the periods presented in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
New York, New York
October 16, 1998





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AVALON CAPITAL, INC.
OTHER INFORMATION


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AUTOMATIC DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Dividend Reinvestment and Cash Purchase Plan ( the "Plan") is a convenient way to acquire additional shares of Avalon Capital's common stock directly from the Fund by automatic reinvestment of cash distributions or additional contributions of cash.

Shareholders wishing to make additional investments through the Plan should send a check to American Data Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, NY 11788. Please make your check payable to "Avalon Capital, Inc." and be sure to write your account number on the face of the check. You may verify your account number by calling American Stock Transfer & Trust Co. , the Fund's transfer agent at (800) 937-5449. Funds received during a month are invested in shares of the Fund on the last business day of the month in accordance with the procedures set forth in the prospectus.

The Plan is available to all shareholders of Avalon Capital, Inc. whose shares are held directly on the books of the Fund. If your shares are held by a bank, broker or nominee and you wish to participate in the Plan, you should contact the institution holding your shares to request that the shares be re-registered in your name. This will enable you to participate in the Plan.

For more information about the Plan, please consult the prospectus.

SHARE INFORMATION

Avalon Capital's net asset value is calculated as of the close of the New York Stock Exchange (typically 4:00 p.m. Eastern Time) each Friday. You can obtain the Fund's last calculated NAV by calling American Data Services, Inc. at (516) 951-0500.

Shares of Avalon Capital are listed for trading on the NASDAQ SmallCap Market System, and trade prices can be found in newspaper tables on days following trades in the Fund's shares. Current quotes are also available from quotation systems or through brokers using the fund's ticker symbol, "MIST". The net asset value and market price of Avalon Capital shares are also reported weekly under the closed-end fund listings in Barron's, the Sunday New York Times business section, and the Monday edition of the Wall Street Journal.

ACCOUNT INFORMATION

If your Avalon Capital shares are registered in the name of your bank or broker, please contact that institution if you have changed your address, or if you have any questions concerning your account. If your shares are registered in your own name, you may write American Stock Transfer & Trust Co., 40 Wall Street, New York, NY 10005, or call (800) 937-5449.

If you have other questions about Avalon Capital, you may write us at Avalon Capital, Inc., 34 Chambers Street, Suite 200, Princeton, NJ 08542, or call (609) 683-3916.


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